SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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        permitted by Rule 14a-6(e)(2))
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    Definitive Additional Materials
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                      GOLDEN CYCLE GOLD CORPORATION
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Name of Registrant As Specified In Charter)

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                       if other than the Registrant)

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

                         GOLDEN CYCLE GOLD CORPORATION

                              2340 Robinson Street
                       Colorado Springs, Colorado  80904
                            ________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                June 17, 1999
                                       _________________________

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of GOLDEN CYCLE GOLD CORPORATION (the "Corporation"), a Colorado corporation, will be held at the Sheraton Colorado Springs Hotel, Colorado Springs, Colorado, on June 17, 1999, at 9:00 a.m. (local time) for the following purposes:

         1. To elect five (5) directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. To appoint KPMG, LLP independent auditors to audit the books and records of the Corporation at the close of the current year; and

         3. To transact such other business as may properly come before the meeting, or any adjournment thereof,

all as more fully set forth in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on April 29, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. The books for transfer of shares of the Corporation will not be closed.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 1998 is enclosed herewith.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

                                                                By Order of the
                                    Board of Directors,


                                                                Brandy J.
Underwood
                                                                Secretary

April 30, 1999
________________________




                       GOLDEN CYCLE GOLD CORPORATION
                           2340 Robinson Street
                      Colorado Springs, Colorado 80904
                        __________________________

                             PROXY STATEMENT
                        __________________________

                      ANNUAL MEETING OF SHAREHOLDERS
                              June 17, 1999

         This proxy statement and the accompanying form of proxy are being mailed on or about April 30, 1999 to the holders of record on April 29, 1999 of the Corporation's Common Stock, without par value (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, or any adjournment thereof.

         Shares of Common Stock represented by properly executed proxies, if returned in time and not revoked, will be voted in accordance with instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxy will be voted for the election of the nominees for election to the Board of Directors (Proposal No. 1) and for the appointment of the independent auditors (Proposal No. 2). The Board of Directors is not aware of any other matters intended to be presented for action at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, or if other circumstances not now known make any of the nominees for election to the Board of Directors unable to serve, it is the intention of the persons named in the proxy to vote on such matters or for such other nominees, as the case may be, in their best judgment.

         A shareholder who has given a proxy has the power to revoke it by giving written notice of such revocation to the Corporation's Secretary at any time prior to the exercise of the proxy, or by requesting the return of the proxy at the Annual Meeting. A shareholder's presence at the Annual Meeting, without such written notice of revocation or request for return of the proxy, will not cause the proxy to be revoked. Any later dated proxy will revoke a proxy submitted earlier. SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT
THE ANNUAL MEETING ARE URGED TO CONSIDER CAREFULLY THE INFORMATION IN THIS PROXY STATEMENT AND TO MARK, SIGN, DATE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE. PROMPT RESPONSE IS HELPFUL.

         The cost of solicitation of proxies will be paid by the Corporation. In addition to solicitation of proxies by use of the mails, certain of the officers, directors and employees of the Corporation, without extra remuneration, may solicit proxies personally or by other communication facilities. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Corporation's Common Stock to forward proxy materials and annual reports to beneficial owners of such stock, and the Corporation will reimburse such record holders for their reasonable expenses incurred in providing such services.

         Pursuant to the Corporation's By-Laws, the Board of Directors has fixed the close of business on April 29, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were outstanding 1,878,450 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the outstanding shares is necessary for a quorum. Each share of Common Stock entitles the holder thereof to one vote. Election of directors is by plurality vote, with the five nominees receiving the highest vote totals to be elected as directors. Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors. Abstentions are the same as a vote against on other matters. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those shares will be counted for quorum purposes; however, broker non-votes will not be included in the vote totals for any proposal and therefore will have no effect on the vote for any proposal (including the election of directors).

         The Annual Report of the Corporation for the year ended December 31, 1998 is enclosed herewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to each person who, to the knowledge of the Board of Directors, was the beneficial owner of more than five (5%) of the Corporation's Common Stock outstanding as of April 29, 1999.


    Name and Address                        Number of Shares
P
ercent
    of Beneficial Owner          Beneficially Owned(1)               of Class
    __________________            _____________________       _______

    American Diversified                             361,033
         19.
2%
    Enterprise, Inc. ("ADE")
    c/o Holtzmann, Wise & Shepard
    1271 Avenue of the Americas,
 45th Floor
    New York, New York  10020

    MIDAS Fund, Inc.                                328,900 (2)
    17.5
%
    11 Hanover Square
    New York, NY  10005

 Taki N. Anagnoston, M.D.              98,443 (3)            5.2%
    700 R. West 6th Street
    Gilroy, California 95020

________________________________________________________________________
(1) To the best knowledge of the Corporation, except as indicated below, each beneficial owner has sole voting and investment power in respect of such shares.

(2) Does not include an additional 70,500 shares owned by Bull & Bear Gold Investors, Ltd., a registered investment company whose investment advisor is owned by Bull & Bear Group, Inc., which is also the parent company of the investment advisor of Midas Fund, Inc. The information provided here is based on a report on Schedule 13D dated March 25, 1999.

(3) The indicated number of shares includes 69,416 shares held by a revocable retirement trust for the benefit of Dr. Anagnoston and of which Dr. Anagnoston is trustee, 13,850 shares held by a revocable trust for the benefit of Dr. Anagnoston's wife, of which he and his wife are trustees, 1,400 shares beneficially owned by Dr. Anagnoston's wife and 13,777 shares held by a partnership, of which Dr. Anagnoston and his wife are general partners.

                               PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

     Presently there are eight directors, however three directors are not standing for re-election. Pursuant to the By-Laws of the Corporation, the Board of Directors has fixed the number of Directors at five on and after the date of this annual meeting. The entire Board of Directors is to be elected at each annual meeting of shareholders, and each Director is elected to serve until the next succeeding annual meeting and until his successor is elected and qualifies. The Board of Directors met six times during 1998. Each director attended 75% or more of the total meetings of the Board and any committee of which he is a member.

         Management intends to nominate for election at the Annual Meeting the individuals named in the following table, which sets forth certain information with respect to each nominee. All of the nominees are currently Directors of the Corporation and together comprise the entire Board of Directors.



Shares of Common    Percent
Name of Nominee                                                  Stock
Beneficially    of Class
Age (Year First                                               Owned as of
Outstanding
Became Director)    Principal Occupation (1)        April 24, 1998(2)      (3)
  .

Orville E. Anderson     Chairman of the Board of            -               -
Age 74 (1998)       the Corporation since
                    April 1999; Managing Director
                    of Andore PTY Ltd., an Australian
                    gold mining exploration company,
                    1988 to 1993;  Director,     President
                    and Chief Operating Officer of Mother
                    Lode Gold Mines Consolidated, a gold
                    mining exploration and development
                    company; Director, President and
                    Chief Operating Officer of Pacific
                    Far East Minerals, Inc., a gold
                    mining exploration and development
                    company.

Melvin L. Cooper        Private investor;  Chairman of the     90,850(4)    4.8%
Age 71 (1983)       Board of the Union Corporation, a
                    provider of accounts receivable
                    management and collection services,
                    through January 1998 and for more
                    than five years prior thereto.

Rex H. Hampton          Chairman of the Board of the           39,002(5)   2.1%
Age 80 (1980)           Corporation from May 18. 1989 to
                    July 31, 1993 and President and
                    Chief Executive Officer thereof from
                    August 16, 1980 to July 31, 1993;
                    President and Chief Executive Officer
                    of  Golden Cycle Land Corporation, a
                    land development company and wholly-
                    owned    subsidiary of ATE Enterprises
                    Inc. from     August 16, 1980 to December
                    31, 1986;     Manager, Golden Cycle Land
                    Division,     ATE Enterprises Liquidating
                    Trust January 1, 1987 to March 31,
                    1991; Brigadier General U.S. Army (Ret.)

R. Herbert Hampton  President and Chief Executive Officer  15,102(6)    0.8%
Age 52 (1999)       of the Corporation since April 1999;
                    Vice President, Finance from August 1,
                    1993 to April 1999; Secretary Treasurer
                    of the Corporation from May 1994 to
                    April 1999; and an employee of the
                    Corporation since October 1, 1992.  Mr.
                    Hampton served as a Lieutenant Colonel,
                    U.S. Army, for more than five years
                    prior to joining the Corporation.

Frank M. Orrell     Chairman of the Board of Mother       33,500(7)     1.8%
Age 66 (1989)           Lode Gold Mines Consolidated since
                    1978 and Chief Executive Officer
                    thereof since 1985; registered
                    representative with Orrell and
                    Company, Inc., a stock brokerage
                    firm, since 1984; Chairman of the
                    Board of Pacific Far East Minerals,
                    Inc. since July 1996.
________________________________________________________________________
(1) The occupation listed constitutes the principal occupation or employment of the referenced individual for at least the past five (5) years, except as otherwise indicated. Correspondence for nominees may be sent to the Company. The address of the persons named in the chart above is c/o Golden Cycle Gold Corporation, 2340 Robinson Street, Suite 201, Colorado Springs, Colorado 80904.

(2) Except as noted below, each beneficial owner has sole voting power and sole investment power.

(3) Based on 1,878,450 shares of Common Stock issued and outstanding as of April 29, 1999. Shares issuable within 60 days from the date of this Proxy Statement upon exercise of options issued to each Director are treated as outstanding for the purpose of computing the percentage ownership of such Director.

(4) Includes 30,900 outstanding shares beneficially owned by Mr. Cooper and registered in his name; 24,950 utstanding shares which are held in a trust of which Mr. Cooper is the trustee and which is revocable by hm at his will and 35,000 shares issuable to Mr. Cooper upon exercise of options. Mr. Cooper has sole power to vote and dispose of such shares.

(5)  Includes 30,000 shares issuable to Mr. Hampton upon exercise of options.

(6) Includes 15,000 shares issuable to Mr. R. Herbert Hampton upon exercise of options.

(7) Includes 500 outstanding shares beneficially owned by Mr. Orrell, 1,660 outstanding shares held by a revocable retirement trust for the benefit of Mr. Orrell's wife and 35,000 shares issuable to Mr. Orrell upon exercise of options.

         As of April 29, 1999, the officers and directors of the Corporation as a group beneficially owned 256,854 shares of Common Stock or approximately
13.7% of such class. The number of shares of Common Stock owned by officers and directors of the Corporation includes an aggregate of 180,000 shares of Common Stock which the officers and directors have the right to acquire within 60 days from the date of this Proxy Statement upon the exercise of options, which shares are treated as outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by officers and directors as a group.

Information Concerning Executive Officers

         The Corporation's executive officers are R. Herbert Hampton, President, Chief Executive Officer and Treasurer, and Brandy J. Underwood, Corporate Secretary. Mr. R. Herbert Hampton is the son of Rex H. Hampton, a director and former officer of the Corporation.

Committee of the Board of Directors

         Pursuant to Paragraph 16 of the Corporation's By-Laws, the Board of Directors has created an Audit Committee, comprised of Messrs. Rex H. Hampton Sr. (Chairman) and Orrell, which is empowered to supervise the auditing of the accounts of the Corporation. Its functions include reviewing the scope of the audit and auditing fees, meeting with the auditors and the officers of the Corporation to assure the adequacy of internal controls and reporting, reviewing the financial statements of the Corporation and performing other duties and functions deemed appropriate by the Board. The Audit Committee met once during 1998.

         The Board does not have a formal nominating committee or compensation committee; rather, the Board of Directors performs this function.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR election of the nominees identified above as directors of the Corporation.

Executive Compensation

                        Summary Compensation Table

         The following table sets forth information on the compensation earned by
Mr. R. Herbert Hampton, the current Chief Executive Officer, and by Mr. Worley, who served as Chief Executive Officer through April 28, 1999. Mr. Hampton received this compensation for serving as Vice President, Finance, Secretary and Treasurer of the Corporation. The Chief Executive Officer is the highest paid officer of the Corporation:

Name and                      Annual          Long Term
Principal                          Compensation      Compensation     All Other
Position                Year   Salary   Bonus    Option Awards   Compensation

R. Herbert Hampton  1998  $63,000  $2,625       5,000             -
President, Chief
Executive Officer
and Treasurer

Birl W. Worley      1998  98,000      -         5,000             -
Former President        1997  90,000                 5,000             -
and Chief               1996  87,500     22,830 (1)       -               -
Executive Officer
________________________
(1)  During 1996, Mr. Worley was paid bonuses totaling $22,830.


                        Option Grants During Fiscal 1998

The following table sets forth information related to options granted to Mr. Hampton and Mr. Worley during fiscal 1998.

                                                          Potential Realizable
                                                             Value at Assumed
                         % of Total   Exercise               Annual Rates of
                          Options        or                  Stock Price
                          Granted       Base                 Appreciation for
            Options      to Employees   Price   Expiration   Option Term (2)
Name        Granted (1)  Fiscal Year   ($/sh)      Date         5%     10%
__________  _______      ___________   ______    ________    _______  _______
R. Herbert   5,000            50%      $7.75      6/4/08     $24,370  $61,758
Hampton

Birl W.
Worley Jr.   5,000            50%       7.75      6/4/08     $24,370   $61,758
________________________
(1)  Option granted under the 1997 Officers' and Directors' Stock Option
Plan. The exercise price of the option was equal to the fair market value of a share of Common Stock on the date of grant and may be paid in cash or with shares of the Common Stock owned by the optionee. The option is exercisable for a period of ten years from the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2) The values set forth in this column represent the gain which would be realized by the optionee assuming (i) the option is exercised on its expiration date, and (ii) the value of a share of Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option. These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for the Corporation's Common Stock.

              Aggregate Option Exercises in Fiscal 1998 and Fiscal
                            Year-End Option Values

     The following table sets forth certain information with respect to stock options exercised by Mr. Worley in the last fiscal year and the value of options held by Mr. Worley and Mr. Hampton at fiscal year end.


                                                                     Number of

Securities         Value of
                                                                   Underlying
    Unexercised

Unexercised        In-the-Money
                       Shares Acquired    Value     Options at            Option
s at
Name             On Exercise      Realized($)  FY-End (#)       FY-End ($)(1)

Birl W. Worley Jr.   3,400          $9,775        33,000          $11,625
R. Herbert Hampton     -            -          15,000              625
__________________

(1) Mr. Hampton and Mr. Worley hold options entitling them to purchase 33,000 shares and 15,000 shares, respectively, of the Corporation's Common Stock at exercise prices which are less than $6.875 per share (the fair market value of a share of the Corporation's Common Stock on December 31,
1998). The values set forth above are calculated based on the aggregate amount of the excess of $6.875 over the relevant exercise prices of these options.

Compensation of Directors

         The compensation payable to directors is established periodically by the
Board. During 1998, each non-management director was paid a fee in the amount of $3,000 per meeting attended. For 1999, each non- management member of the Board will be paid a fee of $3,000 for each meeting attended.
 Directors are also entitled to reimbursement of expenses incurred in connection with such attendance. Members of the Audit Committee are entitled to a fee of $750 for each formal committee meeting, not to exceed $1,500 per annum.

         Under the terms of the 1997 Officers' and Directors' Stock Option Plan, on June 4th of each year, each director and executive officer of the Corporation will automatically receive an option to purchase 5,000 shares of the Corporation's Common Stock at an exercise price equal to the fair market value of such stock on such date, until such director or executive officer has received options to purchase an aggregate of 25,000 shares of Common
Stock under such plan. To date, options to purchase 60,000 shares of the Corporation's Common Stock have been granted under the plan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's directors, executive officers and 10% shareholders are required to file with the Securities and Exchange Commission and the Pacific Exchange reports of ownership and changes in ownership of the Corporation's Common Stock. Copies of such forms are required to be furnished to the Corporation. Based solely on its review of the copies of such reports, or written representations that no reports were required, the Corporation believes that during 1998, its directors, executive officers and 10% shareholders complied with the Section 16(a) requirements with the exception of certain stock transactions by Mr. Frank M. Orrell, a Director of the Corporation.

                              PROPOSAL NO. 2

                        ELECTION OF INDEPENDENT AUDITORS

         On November 19, 1998, the Board of Directors re-appointed KPMG, LLP ("KPMG") as independent auditors of the Corporation, subject to shareholders' approval. It is intended that, in the absence of a contrary direction, votes will be cast pursuant to the accompanying proxies for the appointment of KPMG as independent auditors to audit the books and records of the Corporation at the close of the current calendar year. Neither KPMG nor any of its partners has any financial interest in or any connection (other than as independent certified public accountants) with the Corporation. A representative of KPMG is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and will respond to appropriate questions from shareholders present at the meeting.

         SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

         A Shareholder proposal to be presented at the 2000 Annual Meeting of Shareholders must be received at the Corporation's office at 2340 Robinson Street, Colorado Springs, Colorado 80904 no later than December 31, 1999 in order to be included in the proxy materials for that meeting.


                                                                By Order of the
Board of Directors



Colorado Springs, Colorado            Brandy J. Underwood
April 30, 1999                                             Secretary